                                                                 Exhibit 10.15.3


                                AMENDMENT NO. 3

          AMENDMENT NO. 3, dated as of February 25, 2000 (this "Amendment"), to
                                                                ---------
the Credit Agreement, dated as of April 30, 1999 (the "Agreement"), among
                                                       ---------
INTERNET CAPITAL GROUP, INC., a Delaware corporation ("ICG"), INTERNET CAPITAL
                                                       ---
GROUP OPERATIONS, INC., a Delaware corporation ("ICG Operations" and together
                                                 --------------
with ICG, each a "Borrower" and collectively the "Borrowers"), the BANKS (as
                  --------                        ---------
defined therein) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent"), as amended by that certain Amendment No. 1, dated
                    -----
as of October 27, 1999 ("Amendment No. 1"), that certain Amendment No. 2, dated
                         ---------------
as of November 22, 1999 ("Amendment No. 2"), and that certain Amended and
                          ---------------
Restated Amendment No. 2, dated as of December 10, 1999 ("Amended and Restated
                                                          --------------------
Amendment No. 2"), each by and among ICG, ICG Operations, the Banks and the
---------------
Agent (the Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amended and Restated Amendment No. 2, being collectively referred to herein as the

"Credit Agreement").
-----------------

                                   RECITALS

          The Borrowers have advised the Agent and the Banks that they, among other things, wish to amend certain provisions of the Credit Agreement which prohibit the Borrowers from making investments in third parties under certain circumstances and the Borrowers have requested the Agent and the Banks to agree to amend certain provisions of the Credit Agreement as set forth in this Amendment. The Agent and the Banks parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Agent and the Banks parties hereto hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Credit Agreement are used herein as therein.

     2.   Amendments.
          ----------

          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

          "Third Supplemental Closing Date" shall have the meaning ascribed to
           -------------------------------
     such term in Section 3 hereof.

          (b) The definition of the term "Permitted Liens" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                                                                 Amendment No. 3

               "Permitted Liens" shall mean:
                ---------------

                        (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the
--------
books of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

                        (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                        (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default except where contested in good faith and by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the
--------
books of such Borrower and its respective Subsidiaries, as the case may be, in conformity with GAAP;

                        (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                        (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                        (vi) Liens and security interests in favor of the Agent for the benefit of the Banks;

                        (vii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured
                 ---------------  --------
thereby is not hereafter increased, and no additional assets become subject to such Lien;

                        (viii) Purchase Money Security Interests, provided that
                                                                  --------
the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $2,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
Schedule 1.1(P));
---------------

                        (ix) Claims or Liens upon, and defects of title to, real or personal property other than the Collateral, including any attachment of real or personal property or other legal process prior to adjudication of a dispute on the merits; and

                                                                 Amendment No. 3


                        (x) Cash or Cash Equivalents securing reimbursement obligations permitted under Section 7.2.1(vii).

     (c) Section 7.1.15 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section
7.1.15 to read as follows:

     "7.1.15    Investments.
                -----------

            The Borrowers may make Investments in other Persons in addition to Investments existing on the Closing Date and disclosed in Schedules 1.1(A-1), 1.1(A-2) and 1.1(A-3) attached hereto as follows:

            (1) the Borrowers may make any Investment without restriction as to amount, but otherwise subject to the terms and conditions of this Agreement, if on the date of the proposed Investment, after giving effect to the proposed Investment, the sum of (i) the Borrowers' Cash and Cash Equivalents and (ii) Borrowing Base Availability shall exceed $500,000,000;

            (2) if on the date of the proposed making of the Investment, after giving effect to the proposed Investment, the sum of (i) the Borrowers' Cash and Cash Equivalents and (ii) Borrowing Base Availability shall be greater than $200,000,000 but less than or equal to $500,000,000, the Borrowers may make an Investment in such Investment Entity of up to 50% of the sum of (i) the Borrowers' Cash and Cash Equivalents and (ii) Borrowing Base Availability, determined as of the date of the Investment but before giving effect to the proposed Investment; and

            (3) if on the date of the proposed making of the Investment, after giving effect to the proposed Investment, the sum of (i) the Borrowers' Cash and Cash Equivalents and (ii) Borrowing Base Availability shall be between zero and $200,000,000, the Borrowers may make an Investment in such Investment Entity of up to 40% of the sum of (i) the Borrowers' Cash and Cash Equivalents and (ii) Borrowing Base Availability, determined as of the date of the Investment but before giving effect to the proposed Investment.

The Borrowers will promptly, and in any event within five (5) Business Days of the making of any such Investment, provide to the Agent and the Banks an updated Annex A to the Letter Agreement reflecting any such additional Investment. Notwithstanding anything to the contrary contained herein, the prohibitions contained in this Section 7.1.15 shall not apply to the extent Investments are made with the capital stock of ICG."

            (d) Section 7.2.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subclause (v), adding the word "; and" prior to the period at the end of subclause (vi), deleting the period at the end of subclause (vi) and adding a new subclause (vii) to read as follows: "(vii) Indebtedness in respect of (1) reimbursement obligations with respect to letters of credit and acceptances and (2) the undrawn portion of the face amount of letters of credit issued for the account of any Borrower in an aggregate amount exceeding for the Borrowers' $25,000,000 at any one time outstanding."

                                                                 Amendment No. 3


     3.  Effectiveness.  The effectiveness of this Amendment, is subject to the
         -------------
satisfaction of the following conditions precedent (the date of such satisfaction being herein referred to as the "Third Supplemental Closing Date"):
                                              -------------------------------

         (a) Amendment.  The Agent shall have received this Amendment, executed
             ---------
     and delivered by a duly authorized officer of each of the Borrowers, with a counterpart for each Bank.

         (b) Borrowing Base Certificate.  On or prior to the Third Supplemental
             --------------------------
     Closing Date, the Agent and the Banks shall have received and the Agent and the Banks shall be satisfied (both as to form and substance) with a pro
                                                                         ---
     forma Borrowing Base Certificate in the form set forth in Exhibit 1.1(B) to
     -----
     the Credit Agreement which shall be prepared as of a date prior to the Third Supplemental Closing Date.

         (c) Proceedings of the Borrower.  The Agent shall have received, with
             ---------------------------
     a counterpart for each Bank, a copy of the resolutions, in form and substance satisfactory to the Agent, of each of the Borrowers authorizing the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each of the Borrowers as of the Third Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

         (d) Borrower Incumbency Certificate.  The Agent shall have received,
             -------------------------------
     with a counterpart for each Bank, a certificate of each of the Borrowers, dated the Third Supplemental Closing Date, as to the incumbency and signature of the officers of each of the Borrowers executing this Amendment or the other Amendment Documents to which each of the Borrowers is a party, satisfactory in form and substance to the Agent, executed by an Authorized Officer of each of the Borrowers.

         (e) Representations and Warranties.  Each of the representations and
             ------------------------------
     warranties made by each of the Borrowers and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Third Supplemental Closing Date as if made on and as of such Third Supplemental Closing Date (and after giving effect to the amendments provided for in this Amendment) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

         (f) No Default.  No Potential Default or Event of Default shall have
             ----------
     occurred and be continuing on the Third Supplemental Closing Date or after giving effect to the amendments provided for in this Amendment.

         (g) Additional Matters.  All corporate and other proceedings, and all
             ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and the 1999 Subordinated Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or

                                                                  Amendment No.3


     consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

     4.  Representations and Warranties.  To induce the Agent and the Banks to
         ------------------------------
enter into this Amendment, the Borrowers hereby represent and warrant to the Agent and the Banks that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Potential Default or Event of Default will have occurred and be continuing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     5.  No Other Amendments.  Except as expressly amended hereby, the Credit
         -------------------
Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     6.  Counterparts.  This Amendment may be executed by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7.  Expenses.  The Borrowers agree to pay and reimburse the Agent for all
         --------
of the out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Buchanan Ingersoll Professional Corporation, counsel to the Agent.

     8.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
         --------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.


                  [remainder of Page Intentionally Left Blank]

                                                                 Amendment No. 3


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

                              INTERNET CAPITAL GROUP, INC.

                              By:  /s/  John N. Nickolas
                                   -----------------------------------
                                   Name:   John N. Nickolas
                                   Title:  Managing Director, Finance

                              INTERNET CAPITAL GROUP OPERATIONS, INC.

                              By:  /s/  John N. Nickolas
                                   -----------------------------------
                                   Name:   John N. Nickolas
                                   Title:  Managing Director, Finance

                              PNC BANK, NATIONAL ASSOCIATION,
                              individually and as Agent

                              By:  /s/  Wayne D. Lavelle
                                   -----------------------------------
                                   Name:   Wayne D. Lavelle
                                   Title:  Vice President

                              BANK OF AMERICA, N.A., formerly known as
                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:  /s/  Jouni Korhonen
                                   -----------------------------------
                                   Name:   Jouni Korhonen
                                   Title:  Principal

                                                                 Amendment No. 3

                              COMERICA BANK-CALIFORNIA

                              By:  /s/  Alan Jepsen
                                   ---------------------------
                                   Name:   Alan Jepsen
                                   Title:  Vice President

                              IMPERIAL BANK

                              By:  /s/  James N. Reddish
                                   ---------------------------
                                   Name:   James N. Reddish
                                   Title:


                              PROGRESS BANK

                              By:  /s/  Liz Lambert
                                   ---------------------------
                                   Name:   Liz Lambert
                                   Title:  Vice President